                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-03883

                SCUDDER FLAG INVESTORS COMMUNICATIONS FUND, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Flag Investors Communications Fund

Annual Report to Shareholders

December 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. Additionally, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please see the fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2003

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have a 1% front-end sales charge, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Flag Investors Communications Fund	1-Year	3-Year	5-Year	10-Year
Class A	22.89%	-19.30%	-12.92%	6.10%
S&P 500 Index+	28.68%	-4.05%	-.57%	11.07%
Scudder Flag Investors Communications Fund	1-Year	3-Year	5-Year	Life of Class*
Class B	21.20%	-20.08%	-13.69%	6.70%
S&P 500 Index+	28.68%	-4.05%	-.57%	12.20%
Scudder Flag Investors Communications Fund	1-Year	3-Year	5-Year	Life of Class**
Class C	21.18%	-20.09%	-13.70%	-7.19%
S&P 500 Index+	28.68%	-4.05%	-.57%	1.68%
Scudder Flag Investors Communications Fund	1-Year	3-Year	5-Year	Life of Class***
Institutional Class	23.39%	-19.03%	-12.66%	-4.31%
S&P 500 Index+	28.68%	-4.05%	-.57%	1.80%

Sources: Lipper Inc. and Investment Company Capital Corporation

* Class B shares commenced operations on January 3, 1995. Index returns begin December 31, 1994.
** Class C shares commenced operations on October 28, 1998. Index returns begin October 31, 1998.
*** Institutional Class shares commenced operations on June 4, 1998. Index returns begin May 31, 1998.

Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 12/31/03	$ 13.85	$ 13.09	$ 13.10	$ 14.03
12/31/02	$ 11.27	$ 10.80	$ 10.81	$ 11.37

Class A Lipper Rankings - Telecommunication Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	26	of	32	79
3-Year	19	of	29	64
5-Year	9	of	13	65
10-Year	3	of	7	38

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares, other share classes may vary.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Flag Investors Communications Fund - Class A [] S&P 500 Index+

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge)
Scudder Flag Investors Communications Fund		1-Year	3-Year	5-Year	Life of Class*	Life of Class**	10-Year
Class A	Growth of $10,000	$11,581	$4,954	$4,719	-	-	$17,033
	Average annual total return	15.81%	-20.88%	-13.95%	-	-	5.47%
Class B	Growth of $10,000	$11,818	$5,003	$4,751	$17,909	-	-
	Average annual total return	18.18%	-20.61%	-13.83%	6.70%	-	-
Class C	Growth of $10,000	$11,995	$5,052	$4,739	-	$6,728	-
	Average annual total return	19.95%	-20.36%	-13.88%	-	-7.37%	-
S&P 500 Index+	Growth of $10,000	$12,868	$8,833	$9,718	$29,190	$10,901	$28,563
	Average annual total return	28.68%	-4.05%	-.57%	12.20%	1.68%	11.07%

The growth of $10,000 is cumulative.

* Class B shares commenced operations on January 3, 1995. Index returns begin December 31, 1994.
** Class C shares commenced operations on October 28, 1998. Index returns begin October 31, 1998.

Growth of a $250,000 Investment
[] Institutional Class [] S&P 500 Index+

Yearly periods ended December 31

Comparative Results
Scudder Flag Investors Communications Fund		1-Year	3-Year	5-Year	Life of Class***
Institutional Class	Growth of $250,000	$308,475	$132,700	$127,050	$195,575
	Average annual total return	23.39%	-19.03%	-12.66%	-4.31%
S&P 500 Index+	Growth of $250,000	$321,700	$220,825	$242,950	$276,150
	Average annual total return	28.68%	-4.05%	-.57%	1.80%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

*** Institutional Class shares commenced operations on June 4, 1998. Index returns begin May 31, 1998.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder Flag Investors Communications Fund:
A Team Approach to Investing

Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Scudder Flag Investors Communications Fund's (the "fund") investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. ABIM, a registered investment advisor, is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three principals of ABIM.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the activities of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

Portfolio Management Team

Bruce E. Behrens

Vice President and Principal of Alex. Brown Investment Management and Co-Manager of the fund.

• Joined ABIM in 1981 and co-managed the fund since its inception.

• Over 34 years of investment industry experience.

• MBA, University of Michigan.

• Member and past president of the Baltimore Security Analysts Society and a member of the Financial Analysts Federation.

Patrick J. O'Brien

Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

• Joined ABIM in 2001.

• Co-managed the fund since May 1, 2002.

• Over 20 years of investment industry experience.

• MBA, Columbia University.

In the following interview, Portfolio Managers Bruce E. Behrens and Patrick O'Brien discuss Scudder Flag Investors Communications Fund's performance, strategy and the market environment during the 12-month period ended December 31, 2003.

Q: How did telecommunications stocks perform in 2003?

A: Telecom stocks produced positive absolute returns for the calendar year, as stronger economic growth, a modest recovery in capital spending and improved performance by the stock market all provided a solid underpinning to the sector from April onward. Nevertheless, telecommunications stocks lagged the broader market by a wide margin for the full 12 months due to a poor showing in the first quarter. In February, the Federal Communications Commission (FCC) surprised the markets by announcing that it would extend the rights of national carriers to continue leasing the lines of regional carriers or regional Bell operating companies (RBOCs) at rates that are unprofitable to the latter group. This led to a sharp sell-off in large-cap RBOCs such as SBC Communications, which make up a substantial portion of the telecom sector within the Standard & Poor's 500 index (S&P 500). The result was underperformance. Of the 10 S&P 500 industry sectors, integrated telecommunications services provided the lowest total return in 2003: just 7.09%. Although the sector as a whole exhibited weakness in comparison with the broader market, a number of individual companies produced outstanding performance. This helped the fund, since we emphasize both stock selection and diversification among many of the different subsectors within telecommunications.

Q: How did the fund perform in this environment?

A: For the 12-month period ended December 31, 2003, the fund produced a total return of 22.89%. (Class A shares unadjusted for sales charges, which, if included, would have reduced performance. Please see pages 4 through 7 for the performance of other share classes and more complete performance information.) In comparison, the fund's unmanaged benchmark, the S&P 500, returned 28.68%1, while the average return of the 32 funds in its Lipper Telecommunications Funds2 peer group was 39.44%.

2 The Lipper Telecommunications Funds category comprises funds that invest at least 65% of their equity securities in domestic and foreign companies engaged in the development, manufacture or sale of telecommunications services or equipment. It is not possible to invest directly in an index or category.

Q: Why did the fund lag its peer group?

A: We take a relatively conservative approach compared with most other telecom-oriented funds, since we focus on absolute returns as opposed to relative performance versus a benchmark. We place an emphasis on valuation and will not pay inflated prices even for companies with outstanding growth characteristics. This approach is helpful at the times when telecom stocks are not performing well, such as in the bear market of 2000-2002. However, it can also lead to underperformance at the times when higher-beta3, lower-quality and more heavily indebted companies are in favor, as was the case with many communication equipment firms in 2003. We looked long and hard at these companies and concluded that the valuations could not be justified. Basically, we feel the reason these stocks went up in 2003 is that they had nowhere else to go but up. Despite the fund's underperformance in 2003 relative to competitive funds, many of which were loaded up with communications equipment stocks, we believe a focus on fundamentally sound, attractively valued companies is more likely to generate favorable absolute returns on a long-term basis.

3 Beta is a quantitative measure of the volatility of a given stock, mutual fund or portfolio, relative to the overall market, usually the S&P 500. Specifically, it reflects the performance the stock, fund or portfolio has experienced in the last 5 years as the S&P moved 1% up or down. A beta above 1 means the investment is more volatile than the overall market, while a beta below 1 means the investment is less volatile.

Although past performance is no guarantee of future results, a look back at the past five years helps to illustrate the point we're trying to make. If you look at the S&P 500 Communications Equipment Index vs. the S&P 500 Integrated Telecom Services Index vs. the fund's unadjusted performance, you see that the equipment stocks took off in June of 1999 and peaked in early 2000 when tech stocks en masse were going wild. The communications equipment index greatly exceeded the performance of the fund, which, in turn, greatly exceeded the performance of the telecom services stocks. However, by April 2001, the communications equipment index had plummeted, so that its total return was below that of both the fund and the communications services index. We believe this same pattern is occurring right now. Investors are again crazy about the equipment stocks, but gravity eventually takes hold, as rationality always prevails.

Q: You mentioned that regional carriers did not perform well in 2003. How is the fund positioned in this area?

A: One of the most notable features of the fund's positioning is its continued underweight in regional carriers. Companies in this sector remain under pressure not just from the challenging regulatory environment in the United States but also from the growing use of cell phones and Internet telephony (also known as VOIP, for voice over Internet protocol). There may be opportunities in this sector in the future if the FCC adopts a more favorable regulatory stance. For now, we do not find RBOCs - as a group - to be attractive given that

Scudder Flag Investors Communications Fund vs. S&P 500 sector indices 12/31/98 to 12/31/03
[] Scudder Flag Investors Communications Fund [] S&P 500 Communications Equipment Index [] S&P 500 Integrated Telecom Services Index

Yearly periods ended December 31

Source: Alex Brown

Past performance is no guarantee of future results.

their valuations do not fully reflect the problems they continue to face.

As a result, we are limiting the fund's exposure in this area to special situations and rural carriers that are less vulnerable to the regulatory environment. For instance, the fund owns Cincinnati Bell (formerly Broadwing), a well-managed company that has been reducing its debt load, and Time Warner Telecom, which is benefiting as corporations are increasing their usage of the fiber-optic loops that the company built in the late 1990s. Both were top contributors to the fund's performance. As a special situation among the RBOCs, the fund also continues to hold Qwest Communications. The company's stock plunged in the wake of the FCC ruling in February, when we were in the midst of selling the fund's position. The resulting decline in the fund's remaining holdings in Qwest was a significant detractor from performance both in the first quarter and over the full year. Believing this sell-off was overdone, we elected to hold on to the fund's remaining position. Qwest has since rallied, climbing from a low of $3.01 per share in March to $4.32 by year-end. Among the rural carriers, we favor ALLTELL and CenturyTel, Inc. both of which are relatively insulated from the competition from cable, Internet telephony and the national carriers.

Q: What are other notable aspects of the fund's positioning?

A: The fund is underweight in telecom equipment due to what we see as a lack of attractive value opportunities. This group outperformed in 2003, so the fund's underweight was a significant contributor to the fund's underperformance. The equipment subsector has a large representation of technology stocks such as Cisco (Cisco was not held during the period), so it benefited disproportionately from the large run-up in the Nasdaq. However, we believe the valuations of many companies in this sector are stretched, and we do not want the fund to take the risk of owning overpriced companies. Over time, we think the fund will be rewarded by our decision not to chase the rally in this area. Having said this, our bottom-up stock-picking process has led the fund to invest in three equipment companies that performed well in 2003: Black Box, Micromuse and Celestica.

We continue to find opportunities in international telecoms. This area made up 24% of the portfolio at year-end, versus 17% a year ago. The outlook for overseas phone companies isn't ideal - like their US counterparts, they are vulnerable to the growth of VOIP. However, we believe they are more attractive than US carriers, since the regulatory environment in most countries is more favorable than in the United States, which leads to greater stability of earnings. We have increased the fund's weightings in overseas companies that offer a combination of strong fundamentals4, favorable market positions and attractive valuations. Examples include Telefonos de Mexico SA de CV, BCE (Canada), Telefonica SA (Spain), Chunghwa Telecom Co., Ltd. (Taiwan) and Vodafone Group PLC (United Kingdom).

We are also enthusiastic about the prospects for US wireless companies, where we held 23% of assets as of December 31. Companies in the sector are increasingly focused on profits rather than subscriber growth, which has led to a more rational pricing environment. What's more, the issue of local-number portability5, which created a great deal of fear among investors prior to its introduction on November 24, proved to be a nonevent. This helped the sector's performance toward the end of the year, as has speculation related to potential takeovers. The fund's top holdings in the sector are AT&T Wireless Services, Inc. and Sprint Corp. The fund also holds American Tower Corp. and Crown Castle International Corp., the companies that own the towers on which cell phone companies lease space to put up their cellular nodes. There has been a large demand for "real estate" on towers; first, because new towers are becoming harder to build due to local opposition, and second, because companies are turning to reception quality (rather than price) as a means of differentiation. Verizon has been in the vanguard of this change with its ubiquitous "Can you hear me now" campaign, and other providers have been forced to catch up. Tower companies have directly benefited from this trend and are taking advantage of what has proved to be a simple, profitable business model.

4 Fundamentals include a company's growth, revenues, earnings, management and capital structure.
5 Local-number portability refers to the change in the law allowing cell phone users to switch carriers without changing their phone numbers.

Media stocks make up a smaller portion of the fund - about 10% of total assets. Here, we are enthusiastic about the prospects for Cablevision and Comcast. The cable industry is emerging from a cycle of high capital expenditures, so the profit outlook should improve from here. In addition, both companies are providing subscribers with value-added services such as digital cable and video on demand. Investors have responded to this combination of lower costs and increased revenues: Comcast closed the year just below $33 per share (versus an average cost to the fund of about $30), and Cablevision, which the fund bought at less than $20, closed higher than $23.

Q: The fund holds a position outside of the telecom sector. Why?

A: As of year-end, the fund held 19% of the portfolio in other sectors, where we found a number of attractive value opportunities. In general, we move outside of the telecommunications sector only when we find opportunities to buy selected stocks at what we see as very inexpensive levels. During the past year, the fund bought Freddie Mac, the home-financing corporation, near its low at an average price of $51 and has since benefited as it rose to above $58 by year-end. Other winners included Cendant Corp., which the fund bought near $11 and rode to $22, and Wellpoint Health Network, Inc., which the fund bought in the autumn at an average cost of $79. Its shares later rose to $97. The fund's position outside of telecom helped performance in 2003, and we believe it will provide a cushion in the event that telecom stocks continue to underperform in 2004.

Q: The fund has now been in operation for 20 years. How have the telecom industry and the fund changed during that time?

A: The origin of the fund was the Justice Department's decision to break up AT&T in 1984. The fund began as a way for AT&T investors to give the fund their shares so we could manage the stock as "Ma Bell" broke into eight companies. AT&T had underperformed for decades, so the fund started "in at the bottom," so to speak. Following the breakup, the fundamentals of the new companies improved as they cut costs at a faster rate than they brought prices down. More important, digitalization and fiber optics emerged, followed by wireless. These new technologies increased features and functionality at a tremendous rate and helped bring costs down even further. The fundamentals of these companies nevertheless continued to improve, and this was reflected in their stock price performance.

The 1990s brought both faster growth and new competitors. As long-distance backbones were built around the country, there was a tremendous demand for equipment. The fund was generally underexposed to this theme because we weren't impressed with the business models of the new network providers. Unfortunately, the group took off in 1998-99 along with the entire technology, media and telecommunications sectors. Because of our focus on absolute value instead of relative value, the fund underperformed during this period.

In 2000-2002, when the whole industry suffered a downturn, practically all subsectors came under pressure. After the "bubble" burst, we began to emphasize absolute returns rather than relative returns. If we can't find value, we will try something else, such as holding more cash in the fund or moving into nontelecommunications sectors. And we look very broadly within the industry. There are not only big established companies but also emerging companies, domestic and international firms, equipment and service. Although there was no place to hide in 2000-2002, by and large we've been able to find something that works in the wide-ranging landscape of this sector. In 2003, for example, wireless, international and equipment performed very well. Unfortunately, other industries within the sector continue to be hurt by overregulation, and we do not intend to put a lot of dollars in the affected industries. Looking ahead, we believe there will be tremendous unit growth in the telecom industry. The challenge is finding the companies where stronger volume will translate into revenue growth and profitability. We believe we are well-positioned to do this through our focus on individual company research.

Q: Are you still finding opportunities in telecommunications even after its rally in 2003?

A: Yes. Once you look past the RBOCs, it is possible to find individual companies that are exhibiting strong growth and improving fundamentals but that are still reasonably valued - especially when viewed in comparison with companies in the technology sector. What's more, the continued improvement in the global economy provides a positive foundation for the telecom sector. In an environment that presents opportunities as well as risks, we believe our emphasis on fundamental research and our ability to invest across the entire spectrum of communications companies will help the fund produce a strong absolute return on a long-term basis.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2003

Asset Allocation	12/31/03	12/31/02

Common Stocks	96%	99%
Corporate Bonds	2%	-
Cash Equivalents	2%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/03	12/31/02

International Network Operations	24%	17%
Wireless Carriers	24%	-
Financials	11%	-
National Carriers	10%	30%
Media	10%	20%
Communication Equipment	6%	18%
Specialty Services	4%	-
Industrials	4%	-
Regional Carriers	3%	9%
Health Care	2%	-
Software & Applications	2%	5%
Multi-Industry	-	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2003 (46.3% of Net Assets)
1. Telefonos de Mexico SA de CV (ADR) Provider of telecommunication services	5.4%
2. Telefonica SA (ADR) Provider of telecommunication services	5.3%
3. Vodaphone Group PLC (ADR) Provider of mobile telecommunication services	5.2%
4. Nextel Communications, Inc. "A" Provider of telecommunication services	4.7%
5. Cincinnati Bell, Inc. Provider of telecommunication services	4.6%
6. Freddie Mac Supplier of mortgage credit	4.4%
7. Crown Castle International Corp. Owner and operator of a shared wireless infrastructure	4.4%
8. Sprint Corp. (PCS Group) Operator of personal cellular communications systems	4.2%
9. American Tower Corp., Inc. "A" Operator and developer of wireless communications and broadcast towers	4.1%
10. Cendant Corp. Provider of consumer and business services globally	4.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please call 1-800-Scudder.

Investment Portfolio as of December 31, 2003

	Shares	Value ($)

Common Stocks 96.4%
Communication Equipment 4.2%
Black Box Corp.	265,430	12,228,360
Celestica, Inc.*	255,700	3,853,399
		16,081,759
Financials 10.4%
Capital One Finance Corp.	130,000	7,967,700
Erie Indemnity Co. "A"	17,787	753,813
Freddie Mac	291,000	16,971,120
Leucadia National Corp.	103,100	4,752,910
Prudential Financial, Inc.	210,000	8,771,700
The First Marblehead Corp.*	50,000	1,094,000
		40,311,243
Health Care 2.5%
WellPoint Health Networks, Inc.*	98,000	9,505,020
Industrials 4.0%
Cendant Corp.*	700,000	15,589,000
International Network Operations 23.6%
BCE, Inc.	613,274	13,712,807
Chunghwa Telecom Co., Ltd. (ADR)	498,000	7,221,000
First Data Corp.	220,000	9,039,800
Telefonos de Mexico SA de CV (ADR)	628,000	20,742,840
Telefonica SA (ADR)*	464,100	20,508,579
Vodafone Group PLC (ADR)	797,620	19,972,405
		91,197,431
Media 9.7%
Cablevision Systems New York Group "A"*	400,000	9,356,000
Comcast Corp. "A"*	126,036	4,142,803
Comcast Corp. Special "A"*	250,000	7,820,000
Gannett Co., Inc.	50,000	4,458,000
Lamar Advertising Co.*	105,000	3,918,600
Liberty Media Corp. "A"*	638,956	7,597,187
		37,292,590
National Carriers 9.9%
Cincinnati Bell, Inc.*	3,495,100	17,650,255
Qwest Communications International, Inc.*	2,861,529	12,361,805
Time Warner Telecom, Inc. "A"*	810,496	8,210,325
		38,222,385
Regional Carriers 3.0%
ALLTEL Corp.	162,000	7,545,960
CenturyTel, Inc.	120,000	3,914,400
		11,460,360
Specialty Services 3.9%
R.H. Donnelly Corp.*	372,900	14,856,336
Software & Applications 1.8%
Micromuse, Inc.*	1,000,000	6,900,000
Wireless Carriers 23.4%
American Tower Corp. "A"*	1,464,500	15,845,890
AT&T Wireless Services, Inc.*	1,850,000	14,781,500
Crown Castle International Corp.*	1,518,300	16,746,849
Nextel Communications, Inc. "A"*	650,000	18,239,000
Nokia Oyj (ADR)	500,000	8,500,000
Sprint Corp. (PCS Group)*	2,910,000	16,354,200
		90,467,439
Total Common Stocks (Cost $393,748,539)		371,883,563

	Principal Amount ($)	Value ($)

Corporate Bonds 2.3%
Communication Equipment
Lucent Technologies, Inc.: 6.45%, 3/15/2029	2,000,000	1,572,500
6.5%, 1/15/2028	2,000,000	1,565,000
Adelphia Communications Corp., 6.0%, 2/15/2006*	13,250,000	5,863,125
Total Corporate Bonds (Cost $8,030,185)		9,000,625
Repurchase Agreements 2.2%
Goldman Sachs, 0.8%, dated 12/31/2003, to be repurchased at $8,504,378 on 1/2/2004 (Cost $8,504,000) (b)	8,504,000	8,504,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $410,282,724) (a)	100.9	389,388,188
Other Assets and Liabilities, Net	(0.9)	(3,634,920)
Net Assets	100.0	385,753,268

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $413,042,218. At December 31, 2003, net unrealized depreciation for all securities based on tax cost was $23,654,030. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,201,752 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $92,855,782.
(b) Collateralized by $6,948,000 US Treasury Bond, 6.875%, maturing on 8/15/2025 with a value of $8,674,101.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments in securities at value (cost $410,282,724)	$ 389,388,188
Cash	668
Receivable for investments sold	449,702
Dividends receivable	391,888
Interest receivable	98,117
Receivable for Fund shares sold	62,524
Other assets	6,625
Total assets	390,397,712
Liabilities
Payable for investments purchased	2,200,000
Payable for Fund shares redeemed	1,363,826
Accrued advisory fee	287,973
Other accrued expenses and payables	792,645
Total liabilities	4,644,444
Net assets, at value	$ 385,753,268
Net Assets
Net assets consist of: Accumulated net investment loss	(273,319)
Net unrealized appreciation (depreciation) on: Investments	(20,894,536)
Foreign currency related transactions	3,298
Accumulated net realized gain (loss)	(500,975,458)
Paid-in capital	907,893,283
Net assets, at value	$ 385,753,268

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($285,786,615 / 20,633,160 shares of capital stock outstanding, $.001 par value, 75,000,000 shares authorized)	$ 13.85
Maximum offering price per share (100 / 94.25 of $13.85)	$ 14.69
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($83,169,840 / 6,355,241 shares of capital stock outstanding, $.001 par value, 30,000,000 shares authorized)
$ 13.09
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($15,197,652 / 1,160,156 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 13.10
Maximum offering price per share (100 / 99.00 of $13.10)	$ 13.23
Institutional Class Net Asset Value, offering and redemption price per share ($1,599,161 / 113,949 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 14.03

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $341,868)	$ 4,785,568
Interest	748,834
Securities lending income	141,532
Total Income	5,675,934
Expenses: Investment advisory fee	3,436,149
Administrator fee	578,661
Services to shareholders	521,120
Custodian and accounting fees	98,980
Distribution and shareholder servicing fees	1,695,932
Auditing	46,014
Directors' fees and expenses	9,444
Reports to shareholders	31,865
Registration fees	74,438
Other	1,979
Total expenses, before expense reductions	6,494,582
Expense reductions	(578,758)
Total expenses, after expense reductions	5,915,824
Net investment income (loss)	(239,890)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from Investments	10,945,309
Net unrealized appreciation (depreciation) during the period on: Investments	65,868,407
Foreign currency related transactions	3,298
65,871,705
Net gain (loss) on investment transactions	76,817,014
Net increase (decrease) in net assets resulting from operations	$ 76,577,124

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income (loss)	$ (239,890)	$ (2,262,473)
Net realized gain (loss) on investment transactions	10,945,309	(347,314,530)
Net unrealized appreciation (depreciation) on investment transactions during the period	65,871,705	(23,305,914)
Net increase (decrease) in net assets resulting from operations	76,577,124	(372,882,917)
Fund share transactions: Proceeds from shares sold	14,685,704	49,166,045
Cost of shares redeemed	(112,565,618)	(272,477,138)
Net increase (decrease) in net assets from Fund share transactions	(97,879,914)	(223,311,093)
Increase (decrease) in net assets	(21,302,790)	(596,194,010)
Net assets at beginning of period	407,056,058	1,003,250,068
Net assets at end of period (including accumulated net investment loss of $273,319 and $272,998, respectively)	$ 385,753,268	$ 407,056,058

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended December 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.27	$ 18.57	$ 26.37	$ 43.65	$ 34.23
Income (loss) from investment operations: Net investment income (loss)	.01[a]	(.03)[a]	(.05)	.03	.23
Net realized and unrealized gain (loss) on investment transactions	2.57	(7.27)	(7.75)	(14.76)	14.83
Total from investment operations	2.58	(7.30)	(7.80)	(14.73)	15.06
Less distributions from: Net investment income	-	-	-	(.09)	(.33)
Net realized gains on investment transactions	-	-	-	(2.46)	(5.31)
Total distributions	-	-	-	(2.55)	(5.64)
Net asset value, end of period	$ 13.85	$ 11.27	$ 18.57	$ 26.37	$ 43.65
Total Return (%)[b]	22.89[c]	(39.31)[c]	(29.54)[c]	(34.52)	45.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	286	302	728	1,240	2,116
Ratio of expenses before expense reductions (%)	1.49	1.77	1.39[d]	1.10[e]	.96
Ratio of expenses after expense reductions (%)	1.34	1.62	1.24[d]	1.05[e]	.96
Ratio of net investment income (loss) (%)	.13	(.20)	(.22)	.09	.62
Portfolio turnover rate (%)	62	43	14[f]	11[g]	17

Notes to Financial Highlights - Class A

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class A shares at the Fund level for the period ended December 31, 2001 were .99% after waivers and 1.09% before waivers.
e This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.
f Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
g Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
Class B
Years Ended December 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.80	$ 17.94	$ 25.66	$ 42.85	$ 33.80
Income (loss) from investment operations: Net investment income (loss)	(.07)[a]	(.11)[a]	(.24)	(.23)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.36	(7.03)	(7.48)	(14.46)	14.58
Total from investment operations	2.29	(7.14)	(7.72)	(14.69)	14.55
Less distributions from: Net investment income	-	-	-	(.04)	(.19)
Net realized gains on investment transactions	-	-	-	(2.46)	(5.31)
Total distributions	-	-	-	(2.50)	(5.50)
Net asset value, end of period	$ 13.09	$ 10.80	$ 17.94	$ 25.66	$ 42.85
Total Return (%)[b]	21.20[c]	(39.80)[c]	(30.90)[c]	(35.04)	44.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83	87	222	396	593
Ratio of expenses before expense reductions (%)	2.24	2.52	2.14[d]	1.85[e]	1.71
Ratio of expenses after expense reductions (%)	2.09	2.37	1.99[d]	1.80[e]	1.71
Ratio of net investment income (loss) (%)	(.62)	(.95)	(.97)	(.68)	(.15)
Portfolio turnover rate (%)	62	43	14[f]	11[g]	17

Notes to Financial Highlights - Class B

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class B shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.
e This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.
f Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
g Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
Class C
Years Ended December 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.81	$ 17.96	$ 25.69	$ 42.88	$ 33.84
Income (loss) from investment operations: Net investment income (loss)	(.06)[a]	(.12)[a]	(.25)	(.22)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.35	(7.03)	(7.48)	(14.47)	14.56
Total from investment operations	2.29	(7.15)	(7.73)	(14.69)	14.54
Less distributions from: Net investment income	-	-	-	(.04)	(.19)
Net realized gains on investment transactions	-	-	-	(2.46)	(5.31)
Total distributions	-	-	-	(2.50)	(5.50)
Net asset value, end of period	$ 13.10	$ 10.81	$ 17.96	$ 25.69	$ 42.88
Total Return (%)[b]	21.18[c]	(39.81)[c]	(30.09)[c]	(35.02)	44.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	16	41	73	91
Ratio of expenses before expense reductions (%)	2.24	2.52	2.14[d]	1.85[e]	1.70
Ratio of expenses after expense reductions (%)	2.09	2.37	1.99[d]	1.80[e]	1.70
Ratio of net investment income (loss) (%)	(.62)	(.95)	(.97)	(.69)	(.20)
Portfolio turnover rate (%)	62	43	14[f]	11[g]	17

Notes to Financial Highlights - Class C

a Based on average shares outstanding during the period.
b Total Return would have been lower had certain expenses not been reduced.
c Total return does not reflect the effect of any sales charges.
d The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class C shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.
e This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.
f Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
g Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
Institutional Class
Years Ended December 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.37	$ 18.69	$ 26.47	$ 43.76	$ 34.27
Income (loss) from investment operations: Net investment income (loss)	.04[a]	.00[a,b]	.01	.12	.27
Net realized and unrealized gain (loss) on investment transactions	2.62	(7.32)	(7.79)	(14.81)	14.93
Total from investment operations	2.66	(7.32)	(7.78)	(14.69)	15.20
Less distributions from: Net investment income	-	-	-	(.14)	(.40)
Net realized gains on investment transactions	-	-	-	(2.46)	(5.31)
Total distributions	-	-	-	(2.60)	(5.71)
Net asset value, end of period	$ 14.03	$ 11.37	$ 18.69	$ 26.47	$ 43.76
Total Return (%)	23.39[c]	(39.17)[c]	(29.39)[c]	(34.37)	45.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	12	18	28
Ratio of expenses before expense reductions (%)	1.30	1.52	1.14[d]	.85[e]	.72
Ratio of expenses after expense reductions (%)	1.15	1.37	.99[d]	.80[e]	.72
Ratio of net investment income (loss) (%)	.32	.05	.05	.33	.86
Portfolio turnover rate (%)	62	43	14[f]	11[g]	17

Notes to Financial Highlights - Institutional Class

a Based on average shares outstanding during the period.
b Amount is less than $.005.
c Total Return would have been lower had certain expenses not been reduced.
d The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The annual expense ratios incurred by the Institutional Class at the Fund level for the period ended December 31, 2001 were .74% after waivers and .84% before waivers.
e This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 through December 31, 2000. The actual expense ratios incurred for the period by the portfolio were .19% after waivers and .23% before waivers.
f Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
g Beginning on September 29, 2000, the Flag Investors Communications Fund (the "Fund") became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period January 1, 2000 through December 31, 2000 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Flag Investors Communications Fund, Inc. (formerly Flag Investors Communications Fund, Inc.) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102% of the value of domestic securities and 105% of the value of international securities. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. The fees earned for lending securities may be shared with an affiliate regardless of whether or not the cash collateral is invested in an affiliated money market fund. Either the Fund or the borrower may terminate the loan.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $498,216,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, ($149,790,000), December 31, 2010 ($344,993,000) and December 31, 2011 ($3,433,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Effective May 1, 2003, distributions of net investment income, if any, are made annually. Prior to May 1, 2003, distributions of net investment income, if any, were made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (498,216,000)
Unrealized appreciation (depreciation) on investments	$ (23,654,030)

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $236,565,065 and $341,727,647 respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $100,000,000 of the Fund's average daily net assets, 0.90% of the next $100,000,000 of such net assets, 0.85% of the next $100,000,000 of such net assets, 0.80% of the next $200,000,000 of such assets, 0.73% of the next $500,000,000 of such assets, 0.68% of the next $500,000,000 of such assets and 0.65% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2003, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.89% of the Fund's average daily net assets. Alex. Brown Investment Management ("ABIM") serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, as of April 1, 2003, SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $87,587, of which $222 is unpaid at December 31, 2003.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2003, ICCC, in its capacity as Advisor and Administrator, contractually agreed to waive its fees equal to 0.15% of the Fund's average daily net assets. Accordingly, for year ended December 31, 2003, the Administrator Service Fee aggregated $578,661, all of which was waived.

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended December 31, 2003, the amount charged to the Fund by SISC aggregated $387,656, of which $265,364 is unpaid at December 31, 2003.

Prior to July 21, 2003, Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Advisor, served as the Fund's custodian. For the period January 1, 2003 to July 20, 2003, the amount charged to the Fund by Deutsche Bank Trust Companies America aggregated $16,943.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2003
Class A	$ 713,261	$ 59,739
Class B	622,505	69,660
Class C	114,498	12,749
	$ 1,450,264	$ 142,148

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at December 31, 2003	Effective Rate
Class B	$ 207,502	$ 17,401.25%
Class C	38,166	3,185.25%
	$ 245,668	$ 20,586

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended December 31, 2003 aggregated $12,070 and $30, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2003, the CDSC for Class B and C shares aggregated $315,378 and $1,559, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2003, SDI received $9,550.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee and Executive Committee receives an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2003, the Fund's custodian fee was reduced by $97 for custodian credits earned.

E. Line of Credit

Effective April 11, 2003, the Fund entered into a new revolving credit facility with J.P. Morgan Chase Bank that provides $1.25 billion of credit coverage. The new revolving credit facility covers the funds and portfolios advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2003		Year Ended December 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,008,860	$ 12,283,013	3,235,352	$ 43,937,796
Class B	132,152	1,518,506	245,850	3,297,482
Class C	70,339	793,997	115,313	1,484,363
Institutional Class	8,067	90,188	30,390	446,404
		$ 14,685,704		$ 49,166,045
Shares redeemed
Class A	(7,141,832)	$ (85,744,439)	(15,661,929)	$ (200,407,536)
Class B	(1,840,363)	(21,113,131)	(4,550,588)	(55,438,876)
Class C	(382,583)	(4,411,960)	(947,430)	(11,477,950)
Institutional Class	(101,040)	(1,296,088)	(470,831)	(5,152,776)
		$ (112,565,618)		$(272,477,138)
Net increase (decrease)
Class A	(6,132,972)	$ (73,461,426)	(12,426,577)	$ (156,469,740)
Class B	(1,708,211)	(19,594,625)	(4,304,738)	(52,141,394)
Class C	(312,244)	(3,617,963)	(832,117)	(9,993,587)
Institutional Class	(92,973)	(1,205,900)	(440,441)	(4,706,372)
		$ (97,879,914)		$ (223,311,093)

Report of Independent Auditors

To the Board of Directors and Shareholders of Scudder Flag Investors Communications Fund, Inc. (formerly Flag Investors Communications Fund, Inc.)

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Flag Investors Communications Fund, Inc. (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 28, 2004	PricewaterhouseCoopers LLP

Tax Information Unaudited

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Directors and Officers

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 1999	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992); Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Director since 1998	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Director since 1996	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	66
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Director since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989 to October 2003).	66
Robert H. Wadsworth 1/29/40 Director since 1999	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Director since 1996	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
201

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 Chief Executive Officer since 2003	See information presented under Interested Director.
Brenda Lyons[5] 2/21/63 President, 2003-present	Managing Director, Deutsche Asset Management.
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Charles A. Rizzo[5] 8/5/57 Treasurer and Chief Financial Officer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
John Millette[5] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Director or Officer first began serving in that position with Scudder Flag Investors Communications Fund, Inc.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional
Nasdaq Symbol	TISHX	FTEBX	FTICX	FLICX
CUSIP Number	81114L 106	81114L 205	81114L 304	81114L 403
Fund Number	432	632	732	532

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2003, Scudder Flag Investors
Communications Fund, Inc. has adopted a code of ethics, as defined in Item 2 of
Form N-CSR, that applies to its President and Treasurer and its Chief Financial
Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    SCUDDER FLAG INVESTORS COMMUNICATION FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year        Audit       Audit-Related       Tax Fees       All Other
   Ended        Fees Billed    Fees Billed         Billed to     Fees Billed
December 31       to Fund        to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2003              $49,400          $1,237           $13,800           $0
--------------------------------------------------------------------------------
2002              $30,000            $0             $5,250            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                Audit-Related                                    All
                 Fees Billed to      Tax Fees Billed to    Other Fees Billed
Fiscal Year      Adviser and            Adviser and         to Adviser and
   Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
December 31    Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2003                $538,457                 $0                    $0
--------------------------------------------------------------------------------
2002                $399,300               $69,500              $92,400
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                         Total Non-Audit Fees
                        billed to Adviser and   Total Non-Audit
                          Affiliated Fund        Fees billed
                         Service Providers       to Adviser
               Total     (engagements related    and Affiliated
              Non-Audit    directly to the       Fund Service
               Fees        operations and        Providers
               Billed     financial reporting    (all other        Total of
Fiscal Year   to Fund        of the Fund)         engagements)      (A), (B)
    Ended
 December 31     (A)            (B)                (C)               and (C)
--------------------------------------------------------------------------------
2003           $13,800           $0              $3,967,000        $3,980,800
--------------------------------------------------------------------------------
2002           $5,250         $161,900           $17,092,950       $17,260,100
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Flag Investors Communications Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Flag Investors Communications Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               February 27, 2004
                                    ---------------------------